COLUMBIA FUNDS SERIES TRUST I

Columbia Connecticut Intermediate Municipal Bond Fund

(the “Fund”)

Supplement dated November 23, 2010

Supplement to the Prospectuses dated March 1, 2010

In August 2010, the Fund’s Board of Trustees approved a proposal to merge the Fund into Columbia Connecticut Tax-Exempt Fund. At this time, the Fund has determined not to proceed with the proposed merger.

Shareholders should retain this Supplement for future reference.

C-10261-1 A (11/10)